Exhibit 10.20

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (“Agreement”) is made as of June 1, 2020 by and among Humanigen, Inc., a Delaware corporation (the “Company”), and the Investors identified on Exhibit A attached hereto (each an “Investor” and collectively the “Investors”).

Recitals

A.       The Company and the Investors are executing and delivering this Agreement in reliance upon an applicable exemption from securities registration under the 1933 Act; and

B.       The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price equal to $0.87 per share.

C. On the date hereof, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights in respect of the Shares under the 1933 Act and applicable state securities laws.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with, such Person.

“Closing Date” means June 2, 2020.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Drug Application” means any new drug application, abbreviated new drug application, investigational new drug application, and/or biologics license application, as well as any product license application for any Product, as appropriate, as those terms are defined by the FDA.

“Drug Regulatory Legal Requirements” means the FDCA, the Federal Controlled Substances Act, 21 U.S.C. § 801 et seq., the implementing regulations of each codified at Title 21, Code of Federal Regulations, any analogous applicable Legal Requirement of any applicable jurisdiction, and all terms and conditions of any pending or approved Drug Application.

“Environmental Legal Requirements” means all Legal Requirements relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder.

“FDA” means the United States Food and Drug Administration.

“FDCA” means the United States Federal Food, Drug and Cosmetic Act, as amended, as codified at Title 21, Chapter 9 of the United States Code, and the implementing regulations thereunder as codified at Title 21 of the Code of Federal Regulations.

“GAAP” means United States generally accepted accounting principles applied on a consistent basis during the periods involved.

“Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Entity.

“Governmental Entity” means any government, agency, governmental department, commission, board, bureau, court, arbitration panel or instrumentality of the United States of America or any state or other political subdivision thereof (whether now or hereafter constituted and/or existing).

“Healthcare Regulatory Legal Requirements” means the Federal Anti-kickback Statute (42 U.S.C. § 1320a-7b(b)), Physician Payment Sunshine Act (42 U.S.C. § 1320a-7h), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the administrative False Claims Legal Requirement (42 U.S.C. § 1320a-7b(a)), the Federal Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, the exclusion laws, Social Security Act § 1128 (42 U.S.C. § 1320a-7), and the regulations promulgated and administrative guidance issued under such laws insofar as the foregoing may regulate the business of the Company as currently conducted and proposed to be conducted.

“Intellectual Property” means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

“Intellectual Property Rights” has the meaning set forth in Section 4.15.

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“J.P. Morgan” means J.P. Morgan Securities LLC, the placement agent for the Company in connection with the offer and sale of the Shares to certain of the Investors pursuant to this Agreement.

“Legal Requirements” means all federal, state, foreign and local laws, statutes, codes, rules, regulations, ordinances, orders and proceedings of any Governmental Entity.

“Market”, “Marketed” or “Marketing” means to study, investigate, develop, manufacture, test, sell, or market any Product pursuant to a preclinical or clinical trial, Drug Application or other Governmental Approval issued by the FDA or any state Board of Pharmacy or Department of Health.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under this Agreement.

“Material Contract” means any contract, instrument or other agreement to which the Company or any Subsidiary is a party or by which it is bound and that has been filed or is required to be filed as an exhibit to the SEC Filings pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Press Release” has the meaning set forth in Section 9.7 below.

“Principal Trading Market” means the trading market on which the Company’s Common Stock is primarily quoted for trading and which, as of the date hereof, is the OTCQB Venture Market.

“Product(s)” mean any product Marketed by the Company or any of its Subsidiaries or its contractors on behalf of the Company as of the date hereof or at any date thereafter.

“Registration Rights Agreement” has the meaning set forth in the recitals to this Agreement.

“Regulation D” means Regulation D as promulgated by the SEC under the 1933 Act.

“Required Investors” means the Investors which, together with their respective Affiliates, have agreed to purchase a majority of the Shares proposed to be issued and sold by the Company pursuant to this Agreement.

“SEC” means the United States Securities and Exchange Commission.

“SEC Filings” means, collectively, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and all other reports filed by the Company pursuant to the 1934 Act since January 1, 2020 and prior to the date hereof (each, as amended prior to the date hereof).

“Shares” has the meaning set forth in the recitals to this Agreement.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

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“Trading Day” means a day on which the Principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock may in the future be listed or quoted for trading: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

2.       Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Shares in the respective amounts set forth opposite the name of such Investor under the heading “Number of Shares to be Purchased” on Exhibit A attached hereto.

3.       Closing. The closing (the “Closing”) of the purchase and sale of the Shares shall take place on the Closing Date at such location as the Company and the Investors shall mutually agree. At the Closing, (a) the Company and each Investor shall deliver its respective deliverables pursuant to Sections 6.1 or 6.2 hereof, as the case may be, (b) each Investor shall deliver to the Company, via wire transfer to an account designated by the Company of immediately available funds, consideration in an amount set forth on each Investors signature page hereto, and (c) the Company shall provide irrevocable instructions to its transfer agent (the “Transfer Agent”) to issue to each Investor the number of Shares set forth opposite the name of such Investor under the heading “Number of Shares to be Purchased” on Exhibit A attached hereto. The Shares shall be delivered in certificated form or in electronic book entry form through the Transfer Agent.

4.       Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as set forth in the SEC Filings:

4.1       Subsidiaries. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary identified in its SEC Filings. None of the Subsidiaries of the Company own any Intellectual Property Rights related to the Products, hold any material Intellectual Property Rights of the Company or hold any other assets with a value in excess of $5,000, and the Subsidiaries are treated as inactive by the Company and not used in the ordinary course of business.

4.2       Organization and Qualification. The Company is a corporation validly existing and as of the Closing Date will be in good standing under the laws of the State of Delaware, and has the requisite power and authority to own and use its properties and assets and to carry on its business as described in the SEC Filings. The Company is not in violation or in default of any of the provisions of its certificate of incorporation or bylaws. As of the Closing Date, the Company will be duly qualified to conduct business and in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

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4.3       Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and, to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection with the issuance and sale of the Shares to the Investors on the Closing Date, other than in respect of the Required Approvals, as defined in Section 4.4 hereof. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by any applicable bankruptcy, insolvency and other similar Legal Requirements affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.4       Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Entity or other Person in connection with the issuance and sale of the Shares to the Investors on the Closing Date, other than: (i) such filings as are required to be made under applicable state securities laws; (ii) a Current Report on Form 8-K to report the entry into this Agreement and the Registration Rights Agreement, the issuance of the Shares and certain other matters in respect of the transactions contemplated hereby and thereby; and (iii) such filings as are required to be made in accordance with the rules of the OTCQB Venture Market (collectively, the “Required Approvals”).

4.5       No Conflicts. The execution and delivery by the Company of this Agreement and the issuance and sale of the Shares to the Investors on the Closing Date do not and will not (i) subject to obtaining the Required Approvals, conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any Subsidiary, or, give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to obtaining the Required Approvals, conflict with or result in a violation of any Legal Requirements of any Governmental Entity to which the Company or any Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

4.6       Issuance of the Shares. The Shares to be issued and sold to the Investors on the Closing Date pursuant to this Agreement have been duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable.

4.7       Use of Proceeds. The net proceeds of the sale of the Shares shall be used by the Company to redeem all of the outstanding principal amount of the convertible promissory notes issued in March 2020, as disclosed in the SEC Filings, and for working capital and general corporate purposes including development of the Company’s Products.

4.8       Capitalization. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to purchase any or all of the Shares proposed to be issued and sold to the Investors as contemplated hereby. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all Legal Requirements, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in the SEC Filings, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or between or among any of the Company’s stockholders.

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4.9       SEC Reports; Financial Statements. Since January 1, 2019, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by the Company under Section 13(a) or 15(d) of the 1934 Act.

4.10       Material Changes; Undisclosed Events, Liabilities or Developments. Since March 31, 2020, except as specifically disclosed in a subsequent SEC Filing filed at least one Trading Day prior to the date hereof, there has not been:

(a)       any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, except for changes in the ordinary course of business which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b)       any declaration or payment by the Company of any dividend, or any authorization or payment by the Company of any distribution, on any of the capital stock of the Company, or any redemption or repurchase by the Company of any securities of the Company;

(c)       any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company;

(d)       any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(e)       any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted);

(f)       any change or amendment to the Company’s Certificate of Incorporation or Bylaws, or material change to any material contract or arrangement by which the Company is bound or to which any of its assets or properties is subject;

(g)       any material labor difficulties or, to the Company’s Knowledge, labor union organizing activities with respect to employees of the Company;

(h)       any material transaction entered into by the Company other than in the ordinary course of business;

(i)       the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company; or

(j)       any other event or condition of any character that has had or would reasonably be expected to have a Material Adverse Effect.

4.11       Litigation. Except for actions disclosed in the SEC Filings, there is no action or proceeding which adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the issuance of the Shares. None of the Company, any Subsidiary, or any current director or officer thereof, is or has been the subject of any action, or, any proceeding, involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and there is not pending or, to the Company’s Knowledge, contemplated, any investigation by the SEC involving the Company or any current director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the 1934 Act or the 1933 Act.

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4.12       Labor Relations. No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement, and the Company believes that its relationships with its employees are in good standing. To the Company’s Knowledge, no executive officer of the Company or any Subsidiary is, or is now expected to be, in violation of any material term of any Material Contract, employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other Material Contract or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company is in compliance with all applicable Legal Requirements relating to employment and employment practices, terms and conditions of employment and wages and hours.

4.13       Compliance. Except as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any Subsidiary: (a) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that, as of the date hereof, it is in default under or that it is in violation of, any Material Contract to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (b) is in violation of any judgment, decree or order of any Governmental Entity, or (c) is in violation of any Drug Regulatory Legal Requirements of Healthcare Regulatory Legal Requirements.

4.14       Title to Assets. The Company and its Subsidiaries have good and valid title in all material personal property owned by them, free and clear of all liens, except for (a) liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, and (b) liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects. The Company does not currently own any real property.

4.15       Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company owns, possesses, licenses, or has other rights to use or can acquire on reasonable terms, all Intellectual Property necessary for the conduct of the Company’s business as described in the SEC Filings (collectively, the “Intellectual Property Rights”). Except as described in the SEC Filings, and as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) there is no pending or to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s Intellectual Property Rights, and to the Company’s Knowledge, there are no facts which would form a reasonable basis for any such claim; (b) there is no pending or to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of the Company’s Intellectual Property, and to the Company’s Knowledge, there are no facts which would form a reasonable basis for any such claim; (c) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others; and (d) the Company has filed or caused to be filed with the U.S. Patent and Trademark Office and applicable foreign and international patent authorities all material patent applications in respect of Intellectual Property owned by the Company.

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4.16       Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which the Company is engaged, including, but not limited to, directors and officers insurance coverage.

4.17       Transactions with Affiliates and Employees. Except as set forth in the SEC Filings, none of the current officers or directors of the Company and, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any Material Contract or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner.

4.18       Certain Fees. The Investors shall have no obligation with respect to any placement agency or brokerage fees or with respect to any claims made by or on behalf of other Persons and against the Company for fees of a type contemplated in this Section in connection with the transactions contemplated by this Agreement.

4.19       Investment Company. The Company is not, and immediately after receipt of payment for the Shares, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.20       No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) in connection with the offer or sale of any of the securities.

4.21       No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on an applicable exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the 1933 Act.

4.22       Private Placement. Subject to the accuracy of the Investors’ representations and warranties in Section 5 of this Agreement, the offer and sale of the Shares to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

4.23       Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

4.24       Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(g) of the 1934 Act, and the Company has taken no action designed to terminate, or is likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act nor has the Company received any notification that the SEC is contemplating terminating such registration.

4.25       No Anti-Takeover Plan. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement. Stockholders of the Company or any Subsidiary will not be entitled to dissenters’ rights under applicable state law in connection with the issuance and sale of the Shares to the Investors as contemplated hereby.

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4.26       Tax Status. The Company and its Subsidiaries each (i) has made or filed all United States federal and state income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

4.27       Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the Company’s Knowledge, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, bribe, rebate, payoff, commissions, promotional allowances, entertainment, influence payments, kickback or other unlawful expenses or other payment or economic benefit to any Person, private or public, in the United States, its territories, or any foreign jurisdiction, regardless of what form, whether in money, property, or service, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, (iv) violated in any material respect any provision of FCPA, (v) established or maintained any fund or asset that has not been recorded in the books and records of Company, or (vi) aided, abetted, caused (directly or indirectly), participated in, or otherwise conspired with, any Person to violate the terms of any judgment, sentence, order or decree of any court or Governmental Entity.

4.28       Regulation M Compliance. The Company has not, and no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to any placement agent engaged by the Company in connection with the placement of the Shares.

4.29       Regulatory Compliance. With respect to all Products, the Company has only engaged in Marketing activities pursuant to and within the scope of all required Governmental Approvals, and in compliance with the FDCA and applicable state laws. The clinical trials conducted by and on behalf of the Company as part of its Marketing activities with respect to the Products have been and continue to be conducted in accordance with any and all approved protocols, and no Governmental Entity or institutional review board has issued notice to Company demanding the termination, suspension, material modification, or clinical hold of any such Marketing activities. There are no pending or threatened criminal, civil, or administrative investigations or actions pertaining to the Company’s Marketing activities, and the Company is not a party to any consent decree with any Governmental Entity. The Company has not received nor is it aware of any warning letters, pending or unremediated FDA inspection violations, quarantine, or other notice of wrongdoing or prohibition on future Marketing activities supplied by the FDA or any state board of pharmacy or department of health. The handling of all biological and pharmaceutical materials, have been and are being conducted in all material respects in accordance with the FDCA and applicable state laws. The Company is not directly, nor indirectly by any through its officers, directors, employees, agents or contractors, debarred, suspended, or excluded from participation in the Medicare or Medicaid programs, or any other state or federal health care program.

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4.30       Office of Foreign Assets Control. Neither the Company nor any Subsidiary, nor any current director, officer, agent, employee nor any affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

4.31       U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

4.32       Bank Holding Company Act. Neither the Company nor any of its Subsidiaries, nor any of its Affiliates, is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries, nor any of its Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries, nor any of its Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

4.33       Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, threatened.

4.34       Environmental Legal Requirements. The Company (i) is in compliance with all Environmental Legal Requirements; (ii) has received all permits licenses or other approvals required of it under applicable Environmental Legal Requirements to conduct its business; and (iii) is in compliance with all terms and conditions of any such permit, license or approval.

4.35       Transactions with Affiliates. Except as disclosed in the SEC Filings, none of the executive officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company, is presently a party to any transaction with the Company (other than as holders of stock options, warrants and/or restricted stock, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, involving an amount in excess of $120,000.

4.36       Internal Controls. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the 1934 Act), which are designed to ensure that material information relating to the Company, including its Subsidiary, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities. Since the end of the Company’s most recent audited fiscal year, except as described in the SEC Filings, there have been no material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting.

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4.37       Disclosures. Neither the Company nor any Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes or would reasonably be expected to constitute material nonpublic information concerning the Company or its subsidiary, other than with respect to the transactions contemplated hereby, which will be disclosed in the Press Release (as defined below), and other than with respect to the subject of any Cleansing Disclosure (as defined below). The SEC Filings, as of their respective dates, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Company understands and confirms that the Investors will rely on the foregoing representations in effecting transactions in securities of the Company.

4.38       Required Filings. Other than with respect to the transactions contemplated by this Agreement, including the acquisition of the Shares contemplated hereby, or with respect to the events and circumstances underlying any Cleansing Disclosure, no event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the SEC Filings are being incorporated by reference into an effective registration statement filed by the Company under the 1933 Act).

4.39       No Bad Actors. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the 1933 Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s Knowledge, any director, executive officer, Nomis Bay (as defined below) or Black Horse (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable.

5.       Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

5.1       Organization and Existence. To the extent the Investor is a Person other than a natural person, such Investor is a validly existing corporation, limited partnership or limited liability company, as applicable, and has all requisite corporate, partnership or limited liability company, as applicable, power and authority to invest in the Shares pursuant to this Agreement.

5.2       Authorization. The execution, delivery and performance by such Investor of the Agreement have been duly authorized and will constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

5.3       Purchase Entirely for Own Account. The Shares to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present agreement, understanding or intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

5.4       Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

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5.5       Disclosure of Information. Such Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, the Subsidiaries and their respective businesses and the terms and conditions of the offering of the Shares. Such Investor acknowledges access to copies of the SEC Filings. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, limit or otherwise affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

5.6       Restricted Securities. Such Investor understands that the Shares will be characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances. Notwithstanding the foregoing, the Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Shares and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document.

5.7       Legends. Such Investor understands that certificates evidencing the Shares may bear the following or any similar legend (or, if the Shares are issued in book entry, rather than certificated, form, they shall be subject to a comparable designation):

(a)       “The issuance of the securities represented hereby has not been registered with the Securities and Exchange Commission in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be transferred unless (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, (ii) pursuant to Rule 144, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended.”

(b)       If required by the authorities of any state in connection with the issuance or sale of the Shares, the legend required by such state authority.

5.8       Accredited Investor. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D under the 1933 Act.

5.9       No General Solicitation. Such Investor did not learn of the investment in the Shares as a result of any general solicitation or general advertising.

5.10       Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Agreement, any valid right, interest or claim against or upon the Company or any Subsidiary for any commission, fee or other remuneration pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

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5.11       Prohibited Transactions. Since the earlier of (a) such time as such Investor was first contacted by the Company or any other Person acting on behalf of the Company regarding the transactions contemplated hereby or (b) thirty (30) days prior to the date hereof, neither such Investor nor any Affiliate of such Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Investor’s investments or trading or information concerning such Investor’s investments, including in respect of the Shares, or (z) is subject to such Investor’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Shares (each, a “Prohibited Transaction”). Prior to the Closing Date, such Investor shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction. Such Investor acknowledges that the representations, warranties and covenants contained in this Section 5.11 are being made for the benefit of the Investors as well as the Company and that each of the other Investors shall have an independent right to assert any claims against such Investor arising out of any breach or violation of the provisions of this Section 5.11.

5.12       No Disqualification Event. Such Investor is not, and to the extent it has them, its shareholders, members, managers, general partners, directors, or executive officers are not, subject to any Disqualification Event. Such Investor confirms that it has exercised reasonable care to determine whether it or any of the aforementioned persons are subject to such Disqualification Event. The purchase of the Shares by such Investor will not subject the Company to any such Disqualification Event. Such Investor shall notify the Company immediately in writing of the occurrence of any such Disqualification Event that has not previously been disclosed to the Company.

6.       Conditions to Closing(s).

6.1       Conditions to the Investors’ Obligations. The obligation of each Investor to purchase the Shares at the Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

(a)       The representations and warranties made by the Company in Section 4 hereof qualified as to materiality shall be true and correct as of the date hereof and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects as of the date hereof and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b)       The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the issuance and sale of the Shares to the Investors on the Closing Date and the entry into the Registration Rights Agreement, as contemplated by this Agreement (except for any Required Approvals), including but not limited to, a waiver of the waiver of the registration rights granted under that certain Registration Rights Agreement dated as of February 27, 2018 by and among the Company, Cheval Holdings, Ltd, Black Horse Capital Master Fund Ltd, and Nomis Bay LTD, all of which shall be in full force and effect.

(c)       No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the issuance and sale of the Shares to the Investors on the Closing Date as contemplated by this Agreement.

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(d)       No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

(e)       The Company shall have executed and delivered the Registration Rights Agreement.

(f)       The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a) and (b) of this Section 6.1, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the issuance of the Shares, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing this Agreement, the Registration Rights Agreement and related documents on behalf of the Company.

(g)        Polsinelli PC, counsel for the Company, shall have furnished to the Investors, its written opinion, dated the Closing Date, addressed to the Investors, in form and substance reasonably satisfactory to the Investors.

(h)       The “lock-up” agreements, each substantially in the form of Exhibit C hereto, to be delivered in favor of the investors by (i) certain stockholders beneficially owning approximately 78% of the shares of Common Stock reported as issued and outstanding as of the date of filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and (ii) officers and directors of the Company, in each case relating to restrictions on sales and certain other dispositions of shares of Common Stock or certain other securities, shall have been delivered to the Investors on or before the date hereof, and shall be in full force and effect on the Closing Date.

6.2       Conditions to Obligations of the Company. The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)       The representations and warranties made by the Investors in Section 5 hereof, other than the representations and warranties contained in Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, and 5.9 (the “Investment Representations”), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investors shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.

(b)       Each Investor shall have delivered to the Company the requisite purchase price for the Shares to be purchased by such Investor.

(c)       Each Investor desiring to have the Shares purchased by it registered for resale under the 1933 Act shall have delivered an executed counterpart signature page to the Registration Rights Agreement and shall have delivered or will deliver timely a completed and signed selling stockholder questionnaire in the form attached to the Registration Rights Agreement in form and substance reasonably satisfactory to the Company.

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(d)       Each Investor identified by J.P. Morgan shall have delivered to the Company an executed letter agreement pursuant to which such Investor shall have made certain representations and warranties to, and evidenced its agreement to certain matters with, J.P. Morgan.

6.3       Termination of Obligations to Effect Closing; Effects.

(a)      The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

(i)       Upon the mutual written consent of the Company and the Required Investors;

(ii)       By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

(iii)       By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Investor; or

(iv)       By either the Company or any Investor (with respect to itself only) if the Closing shall not have occurred on or prior to July 31, 2020;

provided, however, that, except in the case of clause (ii) or (iii) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b)      In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall forthwith be given to the other Investors by the Company and the other Investors shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Investors. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this.

7.       Covenants and Agreements of the Company and the Investors.

7.1       No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investors under this Agreement.

7.2       Removal of Legends.

(a)       In connection with any sale, assignment, transfer or other disposition of the Shares by an Investor pursuant to Rule 144 or pursuant to any other exemption under the 1933 Act such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Agreement, if requested by the Investor, the Company shall cause the Transfer Agent to remove any restrictive legends related to the book entry account holding such Shares and make a new, unlegended entry for such book entry Shares sold or disposed of without restrictive legends within three Business Days of the request of the Investor, provided that the Company has received from the Investor customary representations and other documentation reasonably acceptable to the Company in connection therewith.

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(b)       Subject to receipt from the Investor by the Company and the Transfer Agent of customary representations and other customary documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, upon the earliest of (i) the Shares being subject to an effective registration statement covering the resale of the Shares, (ii) such time as the Shares have been sold pursuant to Rule 144, or (iii) such time as the Shares are eligible for resale under Rule 144(b)(1) or any successor provision (such earliest date, the “Effective Date”), the Company shall (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Shares, and (B) cause its counsel to deliver to the Transfer Agent, no later than three Business Days after the Effective Date, one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act if required by the Transfer Agent to effect the removal of the legend in accordance with the provisions of this Agreement.  The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 7.2, it will, no later than three Business Days following the delivery by an Investor to the Company or the Transfer Agent of a certificate representing Shares issued with a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such shares that is free from all restrictive and other legends. Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s custodian as directed by such Investor.  The Company shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance.

(c)       Each Investor, severally and not jointly with the other Investors, agrees with the Company (i) that such Investor will sell any Shares pursuant to either the registration requirements of the 1933 Act, including any applicable prospectus delivery requirements, or an exemption therefrom, (ii) that if Shares are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein and (iii) that if, after the Effective Date of the registration statement covering the resale of the Shares, such registration statement is not then effective and the Company has provided notice to such Investor to that effect, such Investor will comply with any restrictions on use of the registration statement to effect any sales and, if permitted, will sell shares only in compliance with an exemption from the registration requirements of the 1933 Act. Each Investor acknowledges that the removal of the restrictive legend from certificates representing Shares as set forth in this Section 7.2 is predicated upon the Company’s reliance upon this understanding.

7.3       Subsequent Sales. From the date hereof until sixty (60) days after the Closing Date, without the consent of the Venrock Healthcare Capital Partners, III L.P., the Company shall not (A) issue shares of Common Stock or Common Stock Equivalents, (B) effect a reverse stock split, recapitalization, share consolidation, reclassification or similar transaction affecting the outstanding Common Stock or (C) file with the SEC a registration statement under the 1933 Act relating to any shares of Common Stock or Common Stock Equivalents. Notwithstanding the foregoing, the provisions of this Section 7.3 shall not apply to (i) the issuance of the Shares hereunder or the filing of the registration statement contemplated by the Registration Rights Agreement, (ii) the issuance of any Common Stock or Common Stock Equivalents pursuant to any Company stock-based compensation plans, (iii) the filing of a registration statement on Form S-8 under the 1933 Act to register the offer and sale of securities on an equity incentive plan or employee stock purchase plan, or (iv) any post-effective amendment to any registration statement that has been declared effective under the 1933 Act as of the date hereof. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the 1933 Act of the sale of the Shares to the Investors, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market.

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7.4       Equal Treatment of Investors. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Investor by the Company and negotiated separately by each Investor, and is intended for the Company to treat the Investors as a class and shall not in any way be construed as the Investors acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

7.5        Listing of Common Stock. Promptly following the Closing, and subject in each case to the exercise of their respective fiduciary duties by the Company’s board of directors and stockholders, the Company shall use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable, to obtain the listing and trading of the Common Stock on a Trading Market (the “Uplisting”).

7.6       After the Closing Date, for so long as Nomis Bay LTD, or any of its Affiliates (together “Nomis Bay”) are required make filings under Section 16 of the 1934 Act with respect to the Company, the Company shall consider Nomis Bay to be an Affiliate of the Company, as defined in Rule 144.

7.7       After the Closing Date, for so long as Black Horse Capital LP, or any of its Affiliates (together “Black Horse”) are required make filings under Section 16 of the 1934 Act with respect to the Company, the Company shall consider Black Horse to be an Affiliate of the Company, as defined in Rule 144.

8.       Survival and Indemnification.

8.1       Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement.

8.2       Indemnification. In consideration of each Investor’s execution and delivery of the Transaction Documents and acquiring the Shares thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Investor and all of its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (ii) any public disclosures made by the Company regarding the Investor and the transactions contemplated hereunder. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

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8.3       Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim (including having the exclusive right to settle or compromise such claim) with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.

9.       Miscellaneous.

9.1       Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable, provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Shares in a transaction complying with applicable securities laws without the prior written consent of the Company or the other Investors, provided that such assignee agrees in writing to be bound, with respect to such Shares, by the provisions of this Agreement that apply to the “Investors”. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.

9.2       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing this Agreement (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

9.3       Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4       Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be delivered via email at the email address set forth on the signature pages attached hereto. All notices shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered at or prior to 5:30 p.m. (New York City time) on a Trading Day, or (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via email at the email address set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day. The respective email addresses for such notices and communications shall be as set forth on the signature pages attached hereto or as the recipient shall have otherwise provided to the other parties in conformity with this section.

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9.5       Expenses. At the Closing, the Company shall pay the reasonable expenses of Cooley LLP, the counsel for Venrock Healthcare Capital Partners, III L.P., in an amount not to exceed, in the aggregate, $50,000. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Investors.

9.6       Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Shares purchased under this Agreement at the time outstanding, each future holder of all such Shares, and the Company.

9.7       Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or the Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow the Investors or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, each Investor may identify the Company and the value of such Investor’s security holdings in the Company in accordance with applicable investment reporting and disclosure regulations or internal policies without prior notice to or consent from the Company (including, for the avoidance of doubt, filings pursuant to Sections 13 and 16 of the 1934 Act). The Company shall not include the name of any Investor or any Affiliate or investment adviser of such Investor in any press release or public announcement (which, for the avoidance of doubt, shall not include any SEC Filing to the extent such disclosure is required by SEC rules and regulations) without the prior written consent of such Investor. By 8:30 a.m. (New York City time) on the Business Day immediately following the date this Agreement is executed, the Company shall issue a press release disclosing all material terms of the sale of the Shares to the Investors pursuant to this Agreement (the “Press Release”). No later than thirty (30) days after the Closing Date, the Company shall issue a press release and/or file a Current Report on Form 8-K disclosing any material non-public information that the Company may have provided any Investor in connection with the transactions contemplated by this Agreement at any time prior to the filing of such press release (the “Cleansing Disclosure”), as such material non-public information may be updated from time-to-time including through the inclusion of additional data. In addition, the Company will make such other filings and notices in the manner and time required by the SEC. From and after the issuance of the Cleansing Disclosure, no Investor shall be in possession of any material non-public information received from the Company, its subsidiary or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement.

9.8       Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

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9.9       Entire Agreement. This Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

9.10       Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

9.11       Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.12       Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

9.13       Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. The decision of each Investor to purchase Shares pursuant to this Agreement has been made by such Investor independently of any other Investor. Nothing contained herein, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

[Signature pages follow]

20

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

HUMANIGEN, Inc.		Address for Notice:
Attn: Dr. Cameron Durrant Email: cdurrant@humanigen.com

By:	/s/ Cameron Durrant
Name: Dr. Cameron Durrant
Title: Chief Executive Officer

With a copy (which shall not constitute notice) to:

Polsinelli P.C.

1401 Eye (I) Street N.W., Suite 800

Washington, D.C. 20005

Attn: Kevin L. Vold

Email: kvold@polsinelli.com

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Venrock Healthcare Capital Partners II, L.P.

By: VHCP Management II, LLC

Its: General Partner

Signature of Authorized Signatory of Investor:	/s/ David L. Stepp

Name of Authorized Signatory:	David L. Stepp

Title of Authorized Signatory:	Authorized Signatory

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	VHCP Co-Investment Holdings II, LLC

By: VHCP Management II, LLC

Its: Manager

Signature of Authorized Signatory of Investor:	/s/ David L. Stepp

Name of Authorized Signatory:	David L. Stepp

Title of Authorized Signatory:	Authorized Signatory

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Venrock Healthcare Capital Partners III, L.P.

By: VHCP Management III, LLC

Its: General Partner

Signature of Authorized Signatory of Investor:	/s/ David L. Stepp

Name of Authorized Signatory:	David L. Stepp

Title of Authorized Signatory:	Authorized Signatory

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	VHCP Co-Investment Holdings III, LLC

By: VHCP Management III, LLC

Its: Manager

Signature of Authorized Signatory of Investor:	/s/ David L. Stepp

Name of Authorized Signatory:	David L. Stepp

Title of Authorized Signatory:	Authorized Signatory

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	HealthCor Offshore Master Fund, L.P.

By:	General Partner: HealthCor Offshore GP, LLC

By: HealthCor Group, LLC, its Managing Member

Signature of Authorized Signatory of Investor:	/s/ Annabelle Perez Gray

Name of Authorized Signatory:	Annabelle Perez Gray

Title of Authorized Signatory:	General Counsel, HealthCor Group, LLC

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	HealthCor Sanatate Offshore Master Fund, L.P.

By:	General Partner: HealthCor Offshore II GP, LLC

By: HealthCor Group, LLC, its Managing Member

Signature of Authorized Signatory of Investor:	/s/ Annabelle Perez Gray

Name of Authorized Signatory:	Annabelle Perez Gray

Title of Authorized Signatory:	General Counsel

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Valiant Capital Partners, LP

Signature of Authorized Signatory of Investor:	/s/ Brian Miller

Name of Authorized Signatory:	Brian Miller

Title of Authorized Signatory:	CFO

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Valiant Capital Master Fund, LP

Signature of Authorized Signatory of Investor:	/s/ Brian Miller

Name of Authorized Signatory:	Brian Miller

Title of Authorized Signatory:	CFO

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Valiant Employee Investment Fund, LLC

Signature of Authorized Signatory of Investor:	/s/ Brian Miller

Name of Authorized Signatory:	Brian Miller

Title of Authorized Signatory:	CFO

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Citadel Multi-Strategies Equities Master Fund Ltd.

Signature of Authorized Signatory of Investor:	/s/ Shellane Mulcahy

Name of Authorized Signatory:	Shellane Mulcahy

Title of Authorized Signatory:	Authorized Signatory of Citadel Advisors LLC, its Portfolio Manager

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Ghost Tree Capital Group, LP

Signature of Authorized Signatory of Investor:	/s/ Matthew Diaz

Name of Authorized Signatory:	Matthew Diaz

Title of Authorized Signatory:	COO/CFO/CCO

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Ghost Tree Capital Group, LP

Signature of Authorized Signatory of Investor:	/s/ Matthew Diaz

Name of Authorized Signatory:	Matthew Diaz

Title of Authorized Signatory:	COO/CFO/CCO

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Ghost Tree Capital Group, LP

Signature of Authorized Signatory of Investor:	/s/ Matthew Diaz

Name of Authorized Signatory:	Matthew Diaz

Title of Authorized Signatory:	COO/CFO/CCO

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Ghost Tree Capital Group, LP

Signature of Authorized Signatory of Investor:	/s/ Matthew Diaz

Name of Authorized Signatory:	Matthew Diaz

Title of Authorized Signatory:	COO/CFO/CCO

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Ghost Tree Capital Group, LP

Signature of Authorized Signatory of Investor:	/s/ Matthew Diaz

Name of Authorized Signatory:	Matthew Diaz

Title of Authorized Signatory:	COO/CFO/CCO

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	First Light Focus Fund, LP

Signature of Authorized Signatory of Investor:	/s/ Mathew P. Arens

Name of Authorized Signatory:	Mathew P. Arens

Title of Authorized Signatory:	Managing Member of the GP

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	TMJ & Associates LLC

Signature of Authorized Signatory of Investor:	/s/ Jeffrey Talpins

Name of Authorized Signatory:	Jeffrey Talpins

Title of Authorized Signatory:	Managing Member

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Oren Eisner

Signature of Authorized Signatory of Investor:	/s/ Oren Eisner

Name of Authorized Signatory:	Oren Eisner

Title of Authorized Signatory:

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Manouchehr Graham Taraz

Signature of Authorized Signatory of Investor:	/s/ Manouchehr Graham Taraz

Name of Authorized Signatory:	Manouchehr Graham Taraz

Title of Authorized Signatory:

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Peter Hirsch

Signature of Authorized Signatory of Investor:	/s/ Peter Hirsch

Name of Authorized Signatory:	Peter Hirsch

Title of Authorized Signatory:	Myself

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Jeff Paley

Signature of Authorized Signatory of Investor:	/s/ Jeff Paley

Name of Authorized Signatory:	Jeff Paley

Title of Authorized Signatory:

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Logos Global Master Fund, LP

By: Logos GP, LLC

Its: General Partner

Signature of Authorized Signatory of Investor:	/s/ Arsani William

Name of Authorized Signatory:	Arsani William

Title of Authorized Signatory:	Manager

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	KPM Tech Co., Ltd

Signature of Authorized Signatory of Investor:	/s/ JiHoon Kim

Name of Authorized Signatory:	JiHoon Kim

Title of Authorized Signatory:	Chief Executive Officer

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Telcon RF Pharmaceutical Co., Ltd

Signature of Authorized Signatory of Investor:	/s/ JiHoon Kim

Name of Authorized Signatory:	JiHoon Kim

Title of Authorized Signatory:	Chief Executive Officer

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Roger Griggs

Signature of Authorized Signatory of Investor:	/s/ Roger Griggs

Name of Authorized Signatory:

Title of Authorized Signatory:

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Steven J. Lerner

Signature of Authorized Signatory of Investor:	/s/ Steven J. Lerner

Name of Authorized Signatory:	Steven J. Lerner

Title of Authorized Signatory:	Self

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Coleman Wortham, III

Signature of Authorized Signatory of Investor:	/s/ Coleman Wortham, III

Name of Authorized Signatory:	Coleman Wortham, III

Title of Authorized Signatory:	Self

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Kevin Penn

Signature of Authorized Signatory of Investor:	/s/ Kevin Penn

Name of Authorized Signatory:

Title of Authorized Signatory:

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Michael G. Fisch 2006 Revocable Trust

Signature of Authorized Signatory of Investor:	/s/ Michael G. Fisch

Name of Authorized Signatory:	Michael G. Fisch

Title of Authorized Signatory:	Trustee

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Jonathan Adam Abram

Signature of Authorized Signatory of Investor:	/s/ Jonathan Adam Abram

Name of Authorized Signatory:	Jonathan Adam Abram

Title of Authorized Signatory:

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Charles Froland

Signature of Authorized Signatory of Investor:	/s/ Charles Froland

Name of Authorized Signatory:	Charles Froland

Title of Authorized Signatory:	Partner

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Sallie Shuping Russell

Signature of Authorized Signatory of Investor:	/s/ Sallie Shuping Russell

Name of Authorized Signatory:	Sallie Shuping Russell

Title of Authorized Signatory:	Self

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Blair Levin

Signature of Authorized Signatory of Investor:	/s/ Blair Levin

Name of Authorized Signatory:	Blair Levin

Title of Authorized Signatory:

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Ken Eudy

Signature of Authorized Signatory of Investor:	/s/ Ken Eudy

Name of Authorized Signatory:	Ken Eudy

Title of Authorized Signatory:

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Magellan Partners I, LLC

Signature of Authorized Signatory of Investor:	/s/ Bruce Boucher

Name of Authorized Signatory:	Bruce Boucher, Manager

Title of Authorized Signatory:	Manager

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Magellan’s Compass I LP

Signature of Authorized Signatory of Investor:	/s/ W. Lowry Caudill

Name of Authorized Signatory:	W. Lowry Caudill

Title of Authorized Signatory:	Limited Partner, Magellan’s Compass I LP

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	The Shlain Family Trust

Signature of Authorized Signatory of Investor:	/s/ Dr. Jordan Shlain

Name of Authorized Signatory:	Dr. Jordan Shlain

Title of Authorized Signatory:	Trustee

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Ronald J. Bernstein

Signature of Authorized Signatory of Investor:	/s/ Ronald J. Bernstein

Name of Authorized Signatory:

Title of Authorized Signatory:

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Ted D. Meisel Trust dated 10/16/2000

Signature of Authorized Signatory of Investor:	/s/ Ted Meisel

Name of Authorized Signatory:	Ted Meisel

Title of Authorized Signatory:	Trustee

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	AT Investors, LLC

Signature of Authorized Signatory of Investor:	/s/ Arthur Bilger

Name of Authorized Signatory:	Arthur Bilger

Title of Authorized Signatory:	Member

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	The H. Stewart Parker Living Trust

Signature of Authorized Signatory of Investor:	/s/ H. Stewart Parker

Name of Authorized Signatory:	H. Stewart Parker

Title of Authorized Signatory:	Trustee

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Paul Gilbert

Signature of Authorized Signatory of Investor:	/s/ Paul Gilbert

Name of Authorized Signatory:	Paul Gilbert

Title of Authorized Signatory:

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

INVESTOR SIGNATURE PAGE TO humanigen, INC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	Beauregard Holdings LLC

Signature of Authorized Signatory of Investor:	/s/ Stuart Lipton

Name of Authorized Signatory:	Stuart Lipton

Title of Authorized Signatory:	Manager

Email address of Authorized Signatory:	[***]

Address for Delivery of Shares to Investor:	[***]

EXHIBIT A

Schedule of Investors

Investor Name	Number of Shares to be Purchased[1]	Aggregate Purchase Price of Shares
Venrock	17,241,379	$15,000,000.00
HealthCor	4,597,701	$4,000,000.00
Valiant Capital	27,011,494	$23,500,000.00
Valiant Partners	3,160,919	$2,750,000.00
Surveyor	5,747,126	$5,000,000.00
Ghost Tree Capital	2,873,563	$2,500,000.00
Element Capital	9,195,402	$8,000,000.00
First Light Asset Management	4,022,988	$3,500,000.00
Logos Capital	2,298,850	$2,000,000.00
KPM Tech and Telcon RF	4,597,701	$4,000,000.00
Storm Chaser Opportunity Fund investor network[2]	1,724,137	$1,500,000.00
Roger Griggs	57,471	$50,000.00
TOTAL	82,528,735	$71,800,000.00

_____________________________

1 Share numbers and aggregate purchase prices are subject to allocations among each Investor’s funds or investing entities, and rounding.

2 Specific share numbers and purchase prices allocated among these Investors are set forth on the attached page.

EXHIBIT A

(Continued)

Storm Chaser Opportunity Fund Investor Network

Investor Name	Number of Shares to be Purchased	Aggregate Purchase Price of Shares
Steven J. Lerner	383,141	$333,332.67
Coleman Wortham III	239,463	$208,332.81
Kevin Penn	191,570	$166,665.90
Michael G. Fisch 2006 Revocable Trust	191,570	$166,665.90
Jonathan Adam Abram	119,732	$104,167.00
Sallie Shuping Russell	71,839	$62,499.93
Blair Levin	71,839	$62,499.93
Ken Eudy	47,892	$41,666.04
Magellan Partners I, LLC	47,892	$41,666.04
Magellan's Compass I LP	47,892	$41,666.04
The H. Stewart Parker Living Trust	47,892	$41,666.04
Ronald J. Bernstein	47,892	$41,666.04
Beauregard Holdings LLC	11,973	$10,416.51
Ted D Meisel Trust dated 10/16/2000	47,892	$41,666.04
AT Investors, LLC	47,892	$41,666.04
The Shlain Family Trust	47,892	$41,666.04
Charles Froland	47,892	$41,666.04
Paul Gilbert	11,973	$10,416.51

EXHIBIT B

Registration Rights Agreement

EXHIBIT C

Form of Lock-Up Agreement

LOCK-UP AGREEMENT

June 1, 2020

THE INVESTORS PARTY TO THAT CERTAIN

SECURITIES PURCHASE AGREEMENT

c/o J.P. Morgan Securities LLC
as Placement Agent to the Company
383 Madison Avenue
New York, NY 10179

Re:	Humanigen, Inc. --- Private Placement of Common Stock

Ladies and Gentlemen:

The undersigned understands that the investors named on Exhibit A thereto (the “Investors”) have entered into a Securities Purchase Agreement of even date herewith (the “Purchase Agreement”) with Humanigen, Inc., a Delaware corporation (the “Company”), providing for the sale by the Company to the Investors of up to $72 million of shares (the “Shares”) of the Company’s common stock, $0.001 per share par value (the “Common Stock”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

In consideration of the Investors’ respective agreements to purchase the Shares, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities LLC (“J.P. Morgan”), as Placement Agent to the Company, the undersigned will not, during the period commencing on the date hereof and ending 180 days after such date, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, in each case other than (A) transfers of Common Stock as a bona fide gift or gifts, (B) distributions of Common Stock to members or stockholders of the undersigned, (C) transfers by will or intestacy to family members or trusts, partnerships or similar entities for the benefit of the undersigned or his or her family members, and (D) transfers of Common Stock to the Company to pay any tax withholding obligations incurred by the undersigned in connection with the exercise of options or upon vesting of restricted Common Stock issued pursuant to the Company’s 2012 Equity Plan, as amended to date and held by the undersigned; provided that in the case of any transfer or distribution pursuant to clause (A), (B) or (C) each donee or distributee shall execute and deliver to J.P. Morgan, a lock-up letter in the form of this paragraph; and provided, further, that in the case of any transfer or distribution pursuant to clause (A), (B), (C), or (D), no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 180-day period referred to above).

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be released from, all obligations under this Lock-Up Agreement. The undersigned understands that the Investors are entering into the Purchase Agreement in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

Name:

WAIVER AND LOCK-UP AGREEMENT

June 1, 2020

THE INVESTORS PARTY TO THAT CERTAIN

SECURITIES PURCHASE AGREEMENT

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, NY 10179

Re:	Humanigen, Inc. --- Private Placement of Common Stock

Ladies and Gentlemen:

The undersigned understands that the investors named on Exhibit A thereto (the “Investors”) have entered into a Securities Purchase Agreement of even date herewith (the “Purchase Agreement”) with Humanigen, Inc., a Delaware corporation (the “Company”), providing for the sale by the Company to the Investors of up to $72 million of shares (the “Shares”) of the Company’s common stock, $0.001 per share par value (the “Common Stock”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

In consideration of the Investors’ respective agreements to purchase the Shares, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agree as follows:

1.       Waiver and Consent to Granting of Registration Rights. Reference is made to that certain registration rights agreement dated as of February 27, 2018 by and among the Company, Cheval Holdings, Ltd, Black Horse Capital Master Fund Ltd, and Nomis Bay LTD. (the “Prior RRA”). The undersigned hereby consent to the execution by the Company of the Registration Rights Agreement and agree not to make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock pursuant to the Prior RRA.

2.       Lock-up; Affiliate Status. The undersigned hereby agree that, without the prior written consent of J.P. Morgan Securities LLC, in its capacity as placement agent to the Company in connection with the Purchase Agreement (“J.P. Morgan”), the undersigned will not, during the period commencing on the date hereof and ending 180 days after such date, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) beneficially owned by the undersigned and identified on the signature page hereto (“Covered Stock”), or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Covered Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, in each case other than (A) transfers of Common Stock as a bona fide gift or gifts, (B) distributions of Common Stock to members or stockholders of the undersigned, or (C) transfers by will or intestacy to family members or trusts, partnerships or similar entities for the benefit of the undersigned or his or her family members; provided that in the case of any transfer or distribution pursuant to clause (A), (B) or (C) each donee or distributee shall execute and deliver to J.P. Morgan a lock-up letter in the form of this paragraph; and provided, further, that in the case of any transfer or distribution pursuant to clause (A), (B) or (C), no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 180-day period referred to above).

The undersigned acknowledge that, following closing under the Purchase Agreement, Black Horse will no longer own a majority of the outstanding shares of Common Stock. Accordingly, as required by the Investors in the Purchase Agreement, please be advised that the Company intends to treat each of the undersigned as “affiliates” within the meaning of Rule 405 under the Securities Act, including for Rule 144 purposes, until such time as facts support a differing conclusion. The undersigned agree to advise any custodian, prime broker or other “street holder” of Common Stock held for the account of the undersigned of this affiliate status.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

3.       Miscellaneous. The undersigned hereby represent and warrant that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be released from, all obligations under this Lock-Up Agreement. The undersigned understands that the Investors are entering into the Purchase Agreement in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

[Signature Page Follows]

Very truly yours,

NOMIS BAY LTD
Covered Stock: 29,854,524 shares

By:
Name:
Its:

CHEVAL HOLDINGS, LTD
Covered Stock: 49,636,917 shares

By:
Name: Dale Chappell
Its: Director

BLACK HORSE CAPITAL MASTER FUND LTD
Covered Stock: 13,997,832 shares

By:
Name: Dale Chappell
Its: Director

BLACK HORSE CAPITAL LP
By: Black Horse Capital Management LLC, its
Managing General Member
Covered Stock: 5,996,710 shares

By:
Name: Dale Chappell
Its: Manager

Dale Chappell

[Signature Page to Waiver and Lock-Up Agreement]